UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023 (August 12, 2023)

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 12, 2023, Kaival Brands Innovations Group, Inc. (the “Company”) executed and entered into a Deed of Amendment No. 1 (the “PMI License Amendment”) with Philip Morris Products S.A. (“PMPSA”), Bidi Vapor LLC (“Bidi Vapor”) and Kaival Brands International, LLC, a wholly-owned subsidiary of the Company (“KBI”). The PMI License Amendment amends provisions of that certain Deed of Licensing Agreement, dated June 13, 2022, by and between KBI and PMPSA (the “PMI Licensing Agreement”), Pursuant to the PMI Licensing Agreement, KBI granted PMPSA an exclusive irrevocable sublicense to use certain intellectual property owned by Bidi Vapor and licensed to KBI (the “Intellectual Property”) to make, distribute, and sell disposable nicotine e-cigarettes products based on the Intellectual Property (the “Products”) in certain international markets set forth in the PMI Licensing Agreement (the “PMI Markets”). As of July 31, 2023, PMI has launched commercial efforts related to the Products in 13 markets in addition to a number of duty free locations.

Pursuant to the PMI License Amendment (which has an effective date of June 30, 2023), the following material changes have been made to the PMI License Agreement:

1       Royalty Rate. The royalty paid by PMPSA to KBI will no longer be based on sales price of the Product being sold, but rather on the volume of liquid contained within Product being sold. The royalty will be on a sliding scale of between $0.08 to $0.10 per sale based on the volume of liquid contained in the Product, increasing to between $0.10 to $0.20 per sale upon meeting certain sales milestones. For purposes of determining aggregate sales threshold, all sales undertaken since commencement of the PMI Licensing Agreement will be counted.

2.       Elimination of Certain Potential Royalty Adjustments. Certain potential adjustments to the royalties receivable by KBI as provided for in the PMI License Agreement have been eliminated with a view towards streamlining the royalty calculation and payment process. The Company believes that these modifications to the PMI License Agreement will make royalty payments to KBI more predicable going forward, assuming sales of the Products are achieved.

3.       Guaranteed Royalty. The guaranteed royalty payment owed to KBI under the PMI License Agreement has been eliminated. Instead, royalties will be paid on a quarterly basis going-forward based on actual sales. Any unpaid guaranteed royalty has been cancelled.

4.       Insurance Tail Requirements. KBI’s requirement to keep certain tail insurance after the expiration or termination of the PMI Licensing Agreement was reduced from 6 years to 2 years, thus reducing KBI’s expenses.

5.       Markets. The identification of the PMI Markets that PMI may enter has been expanded to cover certain additional territories.

6.       Net Reconciliation Payment to KBI and Forward-Looking Projected Royalty Payments. As a result of the changes to the PMI License Agreement described in paragraphs 1 thought 3 above, the value of such changes will be calculated and reconciled as of the date of commencement of the PMI Licensing Agreement through June 30, 2023, and a reconciliation payment will be paid by August 31, 2023. The Company expects to receive a reconciliation payment from PMPSA of approximately $135,000 pursuant to this provision. Furthermore, the Company and KBI project approximately $300,000 in additional royalties to be earned through the end of 2023.

The above description of the PMI License Amendment does not purport to be complete and are qualified in their entirety by the full text of such documents, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended July 31, 2022.

On August 17, 2023, the Company issued a press release announcing Amendment No. 1 to the PMI Licensing Agreement. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and any statements of the Company’s management and partners related to the subject matter hereof includes statements that constitute “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which are statements other than historical facts. You can identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will,” and similar words. All forward-looking statements speak only as of the date of this Current Report. Although the Company believes that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results (including, without limitation, the anticipated benefits to the Company of the PMI License Amendment, including the Company’s anticipations about potential royalties receivable from PMPSA as described herein) could materially and adversely differ from what is expressed, implied, or forecasted in such statements. The Company and PMPSA’s businesses may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect results, and are often beyond the control of the parties. Factors that could cause or contribute to such differences include, but are not limited to: (i) future actions by the FDA or its non-U.S. equivalents with respect to the Company’s or PMPSA’s products, (ii) the outcome of FDA’s scientific review of Bidi Vapor’s pending FDA Premarket Tobacco Product Applications, (iii) the results of international marketing and sales efforts by PMPSA, (iv) how quickly domestic and international markets adopt the Company’s products, (v) the scope of future regulatory activity in the ENDS industry, (vi) general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth, (vii) circumstances or developments that may make the Company or PMPSA unable to implement or realize anticipated benefits, or that may increase the costs, of our current and planned business initiatives, (viii) significant changes in the Company’s relationship with PMPSA or other distributors or sub-distributors and (ix) other factors detailed by the Company in our public filings with the Securities and Exchange Commission, including the disclosures under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2022, filed with the Securities and Exchange Commission on January 27, 2023 and accessible at www.sec.gov. All forward-looking statements included in this Current Report are expressly qualified in their entirety by such cautionary statements. Except as required under the federal securities laws and the Securities and Exchange Commission’s rules and regulations, we do not have any intention or obligation to update any forward-looking statements publicly, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press release of the Company, dated August 17, 2023, announcing Amendment No. 1 to the PMI Licensing Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

Dated: August 17, 2023	By:	/s/ Eric Mosser
Eric Mosser
Chief Executive Officer and President